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                                                                   EXHIBIT 99(1)


                          Harrah's Entertainment, Inc.

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Harrah's Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Dated:   August 12, 2002                        /s/ Philip G. Satre
                                                -------------------
                                                Philip G. Satre
                                                Chief Executive Officer


Dated:   August 12, 2002                        /s/ Charles L. Atwood
                                                ---------------------
                                                Charles L. Atwood
                                                Chief Financial Officer